Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

FILING DETAILS:	Transition Application for:
BLACK DIAMOND HOLDINGS CORPORATION

Filed Date and Time:	March 27, 2006 02:37 PM Pacific Time

Transition Date and	Transitioned on March 27, 2006 02:37 PM Pacific Time
Time:

                                                    TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BC0619991	BLACK DIAMOND HOLDINGS CORPORATION

                                                   NOTICE OF ARTICLES

Name of Company:

BLACK DIAMOND HOLDINGS CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
4TH FLOOR, 888 FORT STREET	4TH FLOOR, 888 FORT STREET
VICTORIA BC V8W 2K1	VICTORIA BC V8W 2K1
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
4TH FLOOR, 888 FORT STREET	4TH FLOOR, 888 FORT STREET
VICTORIA BC V8W 2K1	VICTORIA BC V8W 2K1
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Cameron, Brian

Mailing Address:	Delivery Address:
12538 52 A AVENUE	12538 52 A AVENUE
SURREY BC V8X 3K3	SURREY BC V8X 3K3
CANADA	CANADA

Last Name, First Name, Middle Name:
MOYNES, BRADLEY JAMES

Mailing Address:	Delivery Address:
2502 1088 QUEBEC ST	2502 1088 QUEBEC ST
VANCOUVER BC V6A 4H2	VANCOUVER BC V6A 4H2
CANADA	CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value

With Special Rights or
Restrictions attached

                           Notice of Articles

                                                BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the ?Registrar on: March 27, 2006 02:37 PM Pacific Time

    Incorporation Number:      BC0619991

Recognition Date:       Incorporated on December 28, 2000

                                                        NOTICE OF ARTICLES

Name of Company:

BLACK DIAMOND HOLDINGS CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
4TH FLOOR, 888 FORT STREET	4TH FLOOR, 888 FORT STREET
VICTORIA BC V8W 2K1	VICTORIA BC V8W 2K1
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
4TH FLOOR, 888 FORT STREET	4TH FLOOR, 888 FORT STREET
VICTORIA BC V8W 2K1	VICTORIA BC V8W 2K1
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Cameron, Brian

Mailing Address:	Delivery Address:
12538 52 A AVENUE	12538 52 A AVENUE
SURREY BC V8X 3K3	SURREY BC V8X 3K3
CANADA	CANADA

Last Name, First Name, Middle Name:
MOYNES, BRADLEY JAMES

Mailing Address:	Delivery Address:
2502 1088 QUEBEC ST	2502 1088 QUEBEC ST
VANCOUVER BC V6A 4H2	VANCOUVER BC V6A 4H2
CANADA	CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value

With Special Rights or
Restrictions attached